Supplement dated April 29, 2020 to the Wilmington Funds Prospectus dated August 31, 2019 (the “Prospectus”)

Effective April 29, 2020, the information in the Prospectus with respect to the Wilmington International Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

Effective April 29, 2020, Boris Jurczyk, CFA, of Berenberg Asset Management (“Berenberg”), a sub-adviser of the Wilmington International Fund (the “Fund”), ceased to be a portfolio manager of the Fund. Mr. Jurczyk was replaced as portfolio manager on the Fund by Stefan Ewald, CFA, of Berenberg. Accordingly, all references to Mr. Jurczyk in the Prospectus are hereby deleted and replaced as described below:

The following supplements and amends certain information on page 7 of the Prospectus under the sub-section entitled “Investment Sub-Advisor”:

Principal Sub-Advisor – Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Regional Sub-Advisors – AllianzGI U.S. LLC (“AllianzGI”), AXA Investment Managers, Inc. (“AXA IM”), Berenberg Asset Management LLC (“Berenberg”), Nikko Asset Management Americas, Inc. (“Nikko”), and Schroder Investment Management North America, Inc. (“Schroders”)

Portfolio Managers	Title	Service Date (with the Fund)
Matthew D. Glaser	Group Vice President and Head of Equity and Non-Traditional Investments at WTIA	2016
Clement K. Miller, CFA	Administrative Vice President and Portfolio Manager at WTIA	2012
Dr. Kai Hirschen, CFA, FRM, CAIA	Portfolio Manager at AllianzGI – High Dividend Europe	2017
Karsten Niemann, CFA	Portfolio Manager at AllianzGI – High Dividend Europe	2017
Thorsten Winkelmann	Senior Portfolio Manager at AllianzGI – Growth Select	2016
Robert Hofmann, CFA	Portfolio Manager at AllianzGI – Growth Select	2017
Isabelle de Gavoty	Head of Small Cap Strategies at AXA IM	2016
Caroline Moleux, CFA	Deputy Portfolio Manager at AXA IM	2016
Stefan Ewald, CFA	Head of Systematic Multi Asset Solutions Team at Berenberg	2020
Yoshihide Itagaki	Lead Portfolio Manager at Nikko	2016
Toshinori Kobayashi	Back-Up Portfolio Manager at Nikko	2016
Toby Hudson	Fund Manager at Schroders	2016

The following amends and replaces information on pages 77-78 of the Prospectus under the sub-section entitled “Portfolio Manager Responsibilities”:

International Fund – Matthew D. Glaser and Clement K. Miller, CFA, manage the portfolio’s overall regional, capitalization, and style allocations in light of global market conditions; selection and monitoring the Fund’s sub-advisors, and allocating among these and ETFs; management of cash inflows and outflows; and evaluation of performance. Dr. Kai Hirschen, CFA, FRM, CAIA, Robert Hofmann, CFA, Karsten Niemann, CFA and Thorsten Winkelmann are responsible for the day-to-day management of any portion of the Fund allocated to AllianzGI. Isabelle de Gavoty and Caroline Moleux, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to AXA IM. Stefan Ewald, CFA, is responsible for the day-to-day management of any portion of the Fund allocated to Berenberg. Yoshihide Itagaki and Toshinori Kobayashi are responsible for the day-to-day management of any portion of the Fund allocated to Nikko. Toby Hudson is responsible for the day-to-day management of any portion of the Fund allocated to Schroders. The sub-advisors decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the International Fund that they manage. Each sub-advisor is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

The following amends information on pages 78-82 of the Prospectus under the sub-section entitled “Portfolio Manager Biographies”:

Stefan Ewald, CFA, is the head of the Systematic Multi Asset Solutions team within the Investment & Risk Management Solutions unit of Berenberg. He joined Berenberg’s International Graduate Program in 2013 and in 2014 became part of the liquid alternatives team as a portfolio manager before taking on responsibility for multi asset strategies. He and his team focus on tailor made investment solutions within the multi asset space including fixed floor strategies. Mr. Ewald holds a Master’s degree in Finance and Investment from the Durham University Business School.

Please keep this Supplement for future reference.

Supplement dated April 29, 2020 to the Wilmington Funds Statement of Additional Information dated August 31, 2019 (the “SAI”)

Effective April 29, 2020, the information in the SAI with respect to the Wilmington International Fund will be amended, supplemented, or replaced as follows:

Portfolio Manager Changes

Effective April 29, 2020, Boris Jurczyk, CFA, of Berenberg Asset Management (“Berenberg”), a sub-adviser of the Wilmington International Fund (the “Fund”), ceased to be a portfolio manager of the Fund. Mr. Jurczyk was replaced as portfolio manager on the Fund by Stefan Ewald, CFA, of Berenberg. Accordingly, all references to Mr. Jurczyk in the SAI are hereby deleted and replaced as described below:

Effective April 29, 2020, the following amends and supplements certain information on page 90 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?”, the sub-section entitled “Sub-Advisory Services” and the sub-sub-section entitled, “Berenberg Asset Management LLC, through its affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”):

BERENBERG ASSET MANAGEMENT LLC, through is affiliate Joh. Berenberg, Gossler & Co. KG (“Berenberg”)

OTHER ACCOUNTS MANAGED (As of March 31, 2020)

	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Stefan Ewald Portfolio Manager/Type of Account
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	15	$974.0	0	$0
Other Accounts:	0	$0	0	$0

Dollar value range of shares owned in the International Fund: None.

Please keep this Supplement for future reference.

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